Page 29 of 31 Pages

                                                                    EXHIBIT 99.1

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and any amendments thereto, and agree that such Statement, as so filed, is filed on behalf of each of them.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:   May 18, 2007

                                      BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                      By:  Barington Companies Investors, LLC,
                                           its general partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON COMPANIES INVESTORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON INVESTMENTS, L.P.
                                      By: Barington Companies Advisors, LLC,
                                          its general partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON COMPANIES ADVISORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

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                                                             Page 30 of 31 Pages

                                      BENCHMARK OPPORTUNITAS FUND PLC
                                      By: Barington Offshore Advisors, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON OFFSHORE ADVISORS, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  President

                                      BARINGTON OFFSHORE ADVISORS II, LLC

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  Managing Member

                                      BARINGTON CAPITAL GROUP, L.P.
                                      By:  LNA Capital Corp., its general
                                            partner

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  President and CEO

                                      LNA CAPITAL CORP.

                                      By: /s/ James A. Mitarotonda
                                          --------------------------------------
                                      Name:   James A. Mitarotonda
                                      Title:  President and CEO

                                      /s/ James A. Mitarotonda
                                      ------------------------------------------
                                      James A. Mitarotonda

                                                             Page 31 of 31 Pages

                                      RJG CAPITAL PARTNERS, L.P.

                                      By: RJG Capital Management, LLC,
                                          its general partner

                                      By: /s/ Ronald J. Gross
                                          --------------------------------------
                                      Name:   Ronald J. Gross
                                      Title:  Managing Member

                                      RJG CAPITAL MANAGEMENT, LLC

                                      By: /s/ Ronald J. Gross
                                          --------------------------------------
                                      Name:   Ronald J. Gross
                                      Title:  Managing Member

                                      /s/ Ronald J. Gross
                                      ------------------------------------------
                                      Ronald J. Gross